UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2007

TEKOIL & GAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-52100	34-2035350
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

25025 I-45 North, Suite 525, The Woodlands, Texas 77380
(Address of principal executive offices, including Zip Code)

(281) 364-6950
(Registrant's Telephone Number, including Area Code)

_______________________________________________________________
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Credit and Guaranty Agreement

As previously disclosed, on November 13, 2006, the Company executed a Purchase and Sale Agreement with Masters Resources, LLC and Masters Oil and Gas, LLC (together the “Sellers”), pursuant to which the Company’s subsidiary, Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company (the “Subsidiary”) acquired four properties, consisting of interests in Trinity Bay, Redfish Reef, Fishers Reef, and North Point Bolivar Fields, located in Galveston and Chambers Counties in Galveston Bay, Texas. This transaction was consummated on May 11, 2007.

The cash portion of the consideration paid to the Sellers was paid with $30 million of a $50 million Senior Secured Credit Facility (the “Loan”) arranged by Goldman Sachs E & P Capital, a division of Goldman, Sachs & Co. The terms of the Loan were set forth in a Credit and Guaranty Agreement dated as of May 11, 2007 (the “Credit Agreement”), by and among the Subsidiary, the Company and the other Guarantors (defined therein) party thereto from time to time, the Lenders (defined therein) party thereto from time to time, J. Aron & Company, as Lead Arranger and as Syndication Agent, and J. Aron & Company, as Administrative Agent (“Administrative Agent,” together with the Lenders, the “Lender Parties”) for the Lenders. A copy of the Credit Agreement was filed as Exhibit 10.29 to the Company’s amended current report on Form 8-K/A filed on May 23, 2007.

The Credit Agreement was amended on July 2, 2007 and August 15, 2007, in each case, to waive certain defaults by the Company under the Credit Agreement and to extend deadlines with respect to certain deliveries and payments required to be made by the Company under the Credit Agreement. A copy of Amendment No. 1 to the Credit Agreement was filed as Exhibit 10.49 to the Company’s current report on Form 8-K filed on July 10, 2007. A copy of Amendment No. 2 to the Credit Agreement was filed as Exhibit 10.51 to the Company’s current report on Form 8-K filed on August 21, 2007.

On October 24, 2007, the Subsidiary, the Company and the Lender Parties entered into Amendment No. 3 and Waiver with respect to the Credit Agreement (“Amendment No. 3”) and Mark S. Western, the Company’s Chief Executive Officer, executed a Limited Guaranty (the “Limited Guaranty”), pursuant to which he agreed to personally guaranty certain of the Company’s obligations under the Credit Agreement. A copy of Amendment No. 3 and the Limited Guaranty are attached to this report as Exhibits 10.57 and 10.58 respectively, and incorporated herein by reference.

Amendment No. 3 amended the Credit Agreement by (i) extending the deadline for the Company’s contribution to the Subsidiary of $7.5 million in capital and for the repayment in full of insurance premiums financing Indebtedness until October 26, 2007, (ii) extending the date on which the Subsidiary was required to provide certain title opinions covering Texas State Lease MF062790 (State Tract 343) until November 7, 2007, (iii) extending the date on which the Subsidiary was required to provide certain title opinions covering Texas State Lease MF030085 (State Tract 5-8A) until January 23, 2008, and (iv) extending the deadline for approval by the Railroad Commission of Texas regarding the change of operator P-4 submissions to January 23, 2008.

Amendment No. 3 also amended the Credit Agreement to include as additional Events of Default thereunder (i) the failure of the Limited Guaranty to remain in full force and effect at any time prior to the satisfaction in full of all obligations under the Credit Agreement or the declaration of such Limited Guaranty to be null and void or the repudiation of such Limited Guaranty by Mr. Western, (ii) the failure of the Company to pay amounts owed by the Company to K-3 Resources, L.P. by the earlier to occur of the Required Capital Date (as defined in the Credit Agreement) and October 26, 2007, and (vi) the failure by the Company to deposit to the Collateral Account (as defined in the Credit Agreement) by November 23, 2007 cash in the amount of $370,000, or such greater amount to adequately reserve for the liabilities asserted by J-W Power Company.

In consideration of the execution of Amendment No. 3 by the Lender Parties, the Company agreed to pay a waiver and amendment fee of $367,522 and all fees and expenses of the Administrative Agent’s outside legal counsel and other consultants.

Loan Agreement with Tri Star Capital Ventures

On October 24, 2007, the Company and Tri Star Capital Ventures Limited (“Tri Star”) entered into a Loan Agreement (the “Loan Agreement”), pursuant to which Tri Star agreed to lend to the Company $8.5 million (the “Tri Star Loan”). The proceeds of the Tri Star Loan will be used to make the $7.5 million equity contribution to the Subsidiary as required in the Credit Agreement and to pay certain costs and expenses of the Subsidiary. The Company is obligated to make monthly payments of principal on the Tri Star Loan equal to $708,333, beginning on May 1, 2008. The Tri Star Loan matures on April 15, 2009 and accrues interest at an annual rate of 13%. A copy of the Loan Agreement is attached to this report as Exhibit 10.59 and incorporated herein by reference.

In connection with the execution of the Loan Agreement, the Company and Tri Star entered into Deeds of Guarantee with each of Mark S. Western, Gerald Goodman, Francis G. Clear and Richard Creitzman pursuant to which these individuals agreed to personally guarantee repayment of the Tri Star Loan. In exchange for these Deeds of Guarantee, the Company agreed to provide each guarantor with indemnification of liabilities incurred by each guarantor under such guarantees. The Deeds of Guarantee are attached hereto as Exhibits 10.60, 10.61, 10.62 and 10.63, respectively, and incorporated herein by reference.

Consulting Agreement with Portland Worldwide Investments

The Company also entered into a Consulting Agreement on October 24, 2007 (the “Consulting Agreement”) with Portland Worldwide Investments Limited (“PWI”), pursuant to which PWI agreed to provide consulting services to the Company in connection with the further development of its energy assets and the Company agreed to pay the Consultant approximately $935,000 in the aggregate consideration during the 18 month term of the Consulting Agreement. The Consulting Agreement is attached hereto as Exhibit 10.64 and incorporated herein by reference.

On October 26, 2007, the Company issued a press release announcing the closing of the Tri Star Loan and the execution of the Consulting Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None

(d) Exhibits.

Exhibit 10.57
Amendment No. 3 and Waiver, dated as of October 24, 2007, by and among Tekoil and Gas Gulf Coast, LLC, the Company, the Lenders, J. Aron & Company, as Lead Arranger and as Syndication Agent, and J Aron & Company, as Administrative Agent for the Lenders and as counterparty under the ISDA Master Agreement dated as of May 11, 2007. (filed herewith)

Exhibit 10.58	Limited Guaranty, dated as of October 24, 2007, by Mark S. Western in favor of J. Aron & Company, as Administrative Agent. (filed herewith)

Exhibit 10.59	Loan Agreement, dated October 24, 2007, by and between the Company and Tri Star Capital Ventures Limited (the “Lender”). (filed herewith)

Exhibit 10.60	Deed of Guarantee, dated October 24,2007, by and between Mark S. Western, as Guarantor, and the Lender. (filed herewith)

Exhibit 10.61	Deed of Guarantee, dated October 24,2007, by and between Gerald Goodman, as Guarantor, and the Lender. (filed herewith)

Exhibit 10.62	Deed of Guarantee, dated October 24,2007, by and between Francis G. Clear, as Guarantor, and the Lender. (filed herewith)

Exhibit 10.63	Deed of Guarantee, dated October 24,2007, by and between Richard Creitzman, as Guarantor, and the Lender. (filed herewith)

Exhibit 10.64	Consulting Agreement, dated October 24, 2007, by and between the Company and Portland Worldwide Investments Limited. (filed herewith)

Exhibit 99.1	Press Release of Tekoil & Gas Corporation, dated October 26, 2007. (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEKOIL & GAS CORPORATION

Date: October 29, 2007	/s/ Gerald Goodman
Gerald Goodman Chief Financial Officer